UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 19, 2008

W. R. GRACE & CO.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13953	65-0773649
(Commission File Number)	(IRS Employer Identification No.)

7500 Grace Drive
Columbia, Maryland	21044
(Address of Principal Executive Offices)	(Zip Code)

(410) 531-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

W. R. GRACE & CO.

FORM 8-K

CURRENT REPORT

Item 8.01.                                          Other Events.

On September 19, 2008, W. R. Grace & Co. and its debtor subsidiaries (the “Debtors”) filed a proposed new joint plan of reorganization (the “New Plan”), a proposed, new disclosure statement in support of the New Plan (the “Disclosure Statement”) and certain proforma and prospective financial information with the Delaware Bankruptcy Court.  The Disclosure Statement and proforma and prospective financial information have been prepared in accordance with Section 1125 of the United States Bankruptcy Code and Rule 3016 of the Federal Rules of Bankruptcy Procedure.

The Official Committee of Asbestos Personal Injury Claimants, the legal representative of future asbestos claimants and the Official Committee of Equity Security Holders are joint proponents of the New Plan; however, the Official Committee of Unsecured Creditors and the Official Committee of Asbestos Property Damage Claimants are not proponents of the New Plan.

The New Plan and the Disclosure Statement and the exhibits thereto supersede the Plan of Reorganization and Disclosure Statement filed by the Debtors on November 13, 2004, the Amended Joint Plan of Reorganization and Amended Disclosure Statement filed by the Debtors on January 13, 2005 and the Plan of Reorganization filed by the Official Committee of Asbestos Personal Injury Claimants and the Future Claimants’ Representative on November 5, 2007.

Copies of the New Plan, Press Release announcing the filing of the New Plan, Disclosure Statement and proforma and prospective financial information are attached as Exhibits 2.1, 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K.  The Press Release (Exhibit 99.1), Disclosure Statement (Exhibit 99.2) and proforma and prospective financial information (Exhibit 99.3) are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Item 9.01.                                          Financial Statements and Exhibits.

(d)  Exhibits

2.1                                 Proposed Joint Plan of Reorganization of W. R. Grace & Co. and its debtor subsidiaries dated September 19, 2008.

99.1                           Press Release dated September 19, 2008.*

99.2         Proposed Disclosure Statement for Proposed Joint Plan of Reorganization of W. R. Grace & Co. and its debtor subsidiaries dated September 19, 2008.*

99.3                           Proforma and Prospective Financial Information.*

*                                         Not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

W. R. GRACE & CO.
(Registrant)

	By	/s/ Mark A. Shelnitz
Mark A. Shelnitz
Secretary

Dated: September 22, 2008

EXHIBIT INDEX

Exhibit No.	Description

2.1	Proposed Joint Plan of Reorganization of W. R. Grace & Co. and its debtor subsidiaries dated September 19, 2008.

99.1	Press Release dated September 19, 2008

99.2	Proposed Disclosure Statement for Proposed Joint Plan of Reorganization of W. R. Grace & Co. and its debtor subsidiaries dated September 19, 2008.

99.3	Proforma and Prospective Financial Information.